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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2004



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



         NEW JERSEY                 0-19777                22-3103129
      (State or other                                    (IRS Employer
      jurisdiction of             (Commission            Identification
       incorporation)             File Number)               Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on August 17, 2004 attached to and made part of this report, reporting that DUSA, Queens University at Kingston, Galderma S.A., and PhotoCure ASA have entered into a Mediation Agreement designed to facilitate resolution of the parties' potential patent disputes concerning PhotoCure and Galderma's methyl aminolevulinate product for the treatment of actinic keratoses.

Except for historical information, this Form 8-K contains certain forward-looking statements that represent DUSA's current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These forward-looking statements relate to statements concerning DUSA's expectations that it will avoid litigation with Galderma and PhotoCure. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, that the mediation process will resolve the parties disputes, and that the parties will abide by the terms of the Mediation Agreement.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

[99]  Press Release dated August 17, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUSA PHARMACEUTICALS, INC.



Dated:  August 17, 2004                By: /s/ D. Geoffrey Shulman
                                            ------------------------------------
                                            D. Geoffrey Shulman, MD, FRCPC
                                            President and Chief
                                            Executive Officer